Back to Form 8-K
Exhibit 10.6

Wellcare of Florida, Inc. d/b/a Staywell Healh Plan of Florida
Medicaid Reform HMO Contract

AHCA CONTRACT NO. FAR009
AMENDMENT NO. 8

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor", is hereby amended as follows:

1.	Standard Contract, Section II, Item A, Contract Amount, the first sentence is hereby revised to now read as follows:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $260,332,646.00 (an increase of $26,554,643.00), subject to availability of funds.

2.	Attachment I, Scope of Services, Section C, Method of Payment, Item 1, General, the first paragraph is hereby revised to now read as follows:

Notwithstanding the payment amounts which may be computed with the rate tables specified in Tables 2 thru 8, the sum of total capitation payments under this Contract shall not exceed the total Contract amount of $260,332,646.00 (an increase of $26,554,643.00).

3.
Attachment I, Scope of Services, is hereby amended to include Exhibits 3-B, 5-C, 6-C, and 9-B, attached hereto and made a part of the Contract. All references in the Contract to Exhibits 3-A, 5-B, 6-B, and 9-A, shall hereinafter instead refer to Exhibits 3-B, 5-C, 6-C, and 9-B.

4.	This Amendment shall have an effective date of January 1, 2008, or the date on which other parties execute the Amendment which ever is later.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment and all its attachments are hereby made a part of the Contract.

This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FAR009, Amendment No. 8, Page 1 of 2

Wellcare of Florida, Inc. d/b/a Staywell Healh Plan of Florida
Medicaid Reform HMO Contract

IN WITNESS WHEREOF, the parties hereto have caused this seven (7) page amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Todd S. Farha	SIGNED BY: /s/ Illegible (for)
NAME: Todd S. Farha	NAME: Andrew C. Agwunobi, M.D.
TITLE: President and CEO	TITLE: Secretary
DATE: 1/2/08	DATE: 1/3/08

List of Attachments/Exhibits included as part of this Amendment:

Specify Type	Letter/Number	Description
Exhibit	3-B	Comprehensive and Catostrophic Component Captation Rates (2 Pages)
Exhibit	5-C	Capitation Rates SSI Medicare Part B Only and SSI Medicare Parts A & B Enrollees for All Medicaid Reform Counties (1 Page)
Exhibit	6-C	Capitation Rates for HIV/AIDS Populations for Each Medicaid Reform County (1 Page)
Exhibit	9-B	Kick Payment Amounts for Covered Obstetrical Delivery Services (1 Page)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FAR009, Amendment No. 8, Page 2 of 2

EXHIBIT 3-B
COMPREHENSIVE COMPONENT AND CATASTROPHIC COMPONENT CAPITATION RATES

Jan 1, 2008
TABLE 2

Area: 10                                 County: Broward

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Age Range	FY0708 Discounted Reform rates Under Current Methodology	Percentage of Current Methodology	50% of Current Methodology	Preliminary FY0708 Base rates for Risk Adjusted Methodology	Budget Neutrality Factor	FY0708 Base rates for Risk Adjusted Methodology after Budget Neutrality	Percentage of Risk Adjusted Methodology	50% of Risk Adjusted Methodology	Final Rates (with Enhanced Benefit Adjustment)
a	b	c	d	e	f	g	h	i	j
Eligibility Category:	Children and Family

Month 0-2 All									$ 892.28
Month 3-11 All									$ 205.04
1-5 All	$106.14	50%	$53.07	$117.69	1.07460	$126.47	50%	$63.23	$ 112.09
6-13 All	$82.94	50%	$41.47	$117.69	1.07460	$126.47	50%	$63.23	$ 100.91
14-20 Female	$115.00	50%	$57.50	$117.69	1.07460	$126.47	50%	$63.23	$ 116.36
14-20 Male	$79.98	50%	$39.99	$117.69	1.07460	$126.47	50%	$63.23	$ 99.49
21-54 Female	$202.08	50%	$101.04	$117.69	1.07460	$126.47	50%	$63.23	$ 158.33
21-54 Male	$146.71	50%	$73.35	$117.69	1.07460	$126.47	50%	$63.23	$ 131.64
55+ All	$325.58	50%	$162.79	$117.69	1.07460	$126.47	50%	$63.23	$ 217.84

Composite Based on Total Casemonths	$108.91					$126.47		$0.00	$ 113.43

Eligibility Category:	Aged and Disabled

Month 0-2 All									$ 17,528.17
Month 3-11 All									$ 3,534.94
1-5 All	$631.27	50%	$315.63	$813.28	1.06682	$867.63	50%	$433.81	$ 722.31
6-13 All	$355.68	50%	$177.84	$813.28	1.06682	$867.63	50%	$433.81	$ 589.51
14-20 All	$343.79	50%	$171.90	$813.28	1.06682	$867.63	50%	$433.81	$ 583.78
21-54 All	$930.27	50%	$465.13	$813.28	1.06682	$867.63	50%	$433.81	$ 866.40
55+ All	$965.71	50%	$482.85	$813.28	1.06682	$867.63	50%	$433.81	$ 883.48

Composite Based on Total Casemonths	$758.94					$867.63		$0.00	$ 783.84

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FAR009, Exhibit 3-B, Page 1 of 2

EXHIBIT 3-B
COMPREHENSIVE COMPONENT AND CATASTROPHIC COMPONENT CAPITATION RATES

TABLE 2

Jan 1, 2008
Area: 4                                 County: Duval, Baker, Clay, Nassau

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Age Range	FY0708 Discounted Reform rates Under Current Methodology	Percentage of Current Methodology	50% of Current Methodology	Preliminary FY0708 Base rates for Risk Adjusted Methodology	Budget Neutrality Factor	FY0708 Base rates for Risk Adjusted Methodology after Budget Neutrality	Percentage of Risk Adjusted Methodology	50% of Risk Adjusted Methodology	Final Rates (with Enhanced Benefit Adjustment)
a	b	c	d	e	f	g	h	I	j
Eligibility Category:	Children and Family

Month 0-2 All									$ 926.73
Month 3-11 All									$ 215.12
1-5 All	$113.17	50%	$56.58	$124.53	1.04120	$129.66	50%	$64.83	$ 117.02
6-13 All	$82.75	50%	$41.37	$124.53	1.04120	$129.66	50%	$64.83	$ 102.36
14-20 Female	$119.81	50%	$59.91	$124.53	1.04120	$129.66	50%	$64.83	$ 120.22
14-20 Male	$81.70	50%	$40.85	$124.53	1.04120	$129.66	50%	$64.83	$ 101.85
21-54 Female	$218.13	50%	$109.06	$124.53	1.04120	$129.66	50%	$64.83	$ 167.60
21-54 Male	$158.54	50%	$79.27	$124.53	1.04120	$129.66	50%	$64.83	$ 138.88
55+ All	$350.55	50%	$175.28	$124.53	1.04120	$129.66	50%	$64.83	$ 231.41

Composite Based on Total Casemonths	$119.40					$129.66		$0.00	$ 120.02
Eligibility Category:	Aged and Disabled

Month 0-2 All									$ 14,558.96
Month 3-11 All									$ 2,969.69
1-5 All	$537.41	50%	$268.70	$657.05	1.05080	$690.42	50%	$345.21	$ 591.69
6-13 All	$312.13	50%	$156.06	$657.05	1.05080	$690.42	50%	$345.21	$ 483.13
14-20 All	$296.53	50%	$148.27	$657.05	1.05080	$690.42	50%	$345.21	$ 475.61
21-54 All	$790.16	50%	$395.08	$657.05	1.05080	$690.42	50%	$345.21	$ 713.49
55+ All	$809.32	50%	$404.66	$657.05	1.05080	$690.42	50%	$345.21	$ 722.72

Composite Based on Total Casemonths	$623.67					$690.42		$0.00	$ 633.26

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FAR009, Exhibit 3-B, Page 2 of 2

EXHIBIT 5-C
CAPITATION RATES
SSI MEDICARE PART B ONLY
AND
SSI MEDICARE PARTS A AND B ENROLLEES
FOR ALL MEDICAID REFORM COUNTIES
TABLE 4

Area: 10                                            County: Broward

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

	Under Age 65	Age 65 & Over
SSI/Parts A & B	$149.01	$100.91
SSI/Part B Only	$244.40	$244.40

Area: 4	County: Duval, Baker, Clay, and Nassau

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

	Under Age 65	Age 65 & Over
SSI/Parts A & B	$156.46	$105.72
SSI/Part B Only	$362.68	$362.68

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FAR009, Exhibit 5-C, Page 1 of 1

EXHIBIT 6-C
CAPITATION RATES FOR HIV/AIDS POPULATIONS FOR EACH MEDICAID REFORM COUNTY

TABLE 5

Area: 10	County: __Broward_________

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
Capitation Rate
HIV (no medicare)	$1,933.92
AIDS (no medicare)	$3,629.23
HIV-SSI/Parts A & B, SSI Part B Only	$ 271.50
AIDS-SSI/Parts A & B, SSI Part B Only	$ 579.63

Area: 4	County: Duval, Baker, Clay, and Nassau

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
Capitation Rate
HIV (no medicare)	$1,196.17
AIDS (no medicare)	$2,354.82
HIV-SSI/Parts A & B, SSI Part B Only	$ 162.15
AIDS-SSI/Parts A & B, SSI Part B Only	$ 346.18

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FAR009, Exhibit 6-C, Page 1 of 1

EXHIBIT 9-B
KICK PAYMENT AMOUNTS FOR COVERED OBSTETRICAL DELIVERY SERVICES

TABLE 8

Area: 10	County: Broward

CPT Code	Obstetrical Delivery CPT Code Description	Payment Amount
59409	Vaginal delivery only	$3,950.67
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery including postpartum care

Area: 04	County: __Duval, Baker, Clay, Nassau_

CPT Code	Obstetrical Delivery CPT Code Description	Payment Amount
59409	Vaginal delivery only	$3,936.56
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery including postpartum care

AHCA Contract No. FAR009, Exhibit 9-B, Page 1 of 1